United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management

Investment Companies

Investment Company Act file number: 811-05807

Eagle Capital Growth Fund, Inc.

(Exact name of registrant as specified in charter)

225 East Mason Street, Suite 802, Milwaukee, WI 53202

(Address of principal executive offices) (zip code)

Luke E. Sims, President and Chief Executive Officer

Eagle Capital Growth Fund, Inc.

225 East Mason Street, Suite 802,

Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 765-1107

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

ITEM 1.	REPORT TO STOCKHOLDERS

Eagle Capital Growth Fund, Inc.

Annual Report

December 31, 2024

Top Ten Holdings, as of December 31, 2024

Company	Market Value	Percentage of Portfolio
Berkshire Hathaway Inc. B	$5,666,000	12.4%
Alphabet, Inc. A	$3,218,100	7.0%
Markel Corp.	$2,882,804	6.3%
Amazon.com Inc.	$1,974,510	4.3%
AutoZone Inc.	$1,921,200	4.2%
O’Reilly Automotive Inc.	$1,778,700	3.9%
Illinois Tool Works Inc.	$1,774,920	3.9%
Stryker Corp.	$1,620,225	3.5%
PepsiCo, Inc.	$1,520,600	3.3%
T. Rowe Price Group, Inc.	$1,515,406	3.3%

Dear Fellow Shareholders,

The first couple of weeks of 2025 have been a little sobering. Wildfires in California, concerns about U.S. tariff policy, and then a strong December jobs report, have jolted investors out of the euphoria of 2024. We don’t know what the full year holds, but we remain convinced that overall stock market prices are starting the year elevated. More about that later.

For the year our Fund was up 14%, compared to the S&P 500 (Total Return) Index of 25%. As we have often noted, our Fund does well in flat to down stock markets, but lags in a strong up market. We are more interested in protecting the downside (and our capital) while we wait for suitable investment opportunities.

We love high quality businesses, but history teaches us that investors can overpay for even great businesses. We’ve talked in the past about how Coca-Cola (KO) became overvalued in the late 1990s and early 2000s when it traded at something like 40x earnings. Coca-Cola is truly a wonderful, high-quality business, but the market went a little crazy on the high side. Eventually KO shares returned to earth. KO shares are not cheap currently at around 25x earnings, but they are still well below the high-water mark of the past.

With that thought--- great companies trading at exorbitant multiples--- in mind, let’s look at Colgate-Palmolive (CL). We love the CL business. It has all of the hallmarks of a quality business, with recognizable brands, a 45% share of the worldwide toothpaste market, a gross margin of 58%, and a ROIC (return on invested capital) of 34%. And it is not a flash in the pan. Colgate has been performing like this for decades.

During 2024 CL shares traded between a range of approximately $80 to $109. Our Fund, even though we love the company, sold some CL shares during the past year towards the higher end of that range. (We didn’t necessarily get the absolute high, but then generally nobody ever does despite what they may tell you.) We sold some of our higher-basis CL shares because we couldn’t justify paying close to 30x earnings, even for such a great business as CL. As of yesterday (January 10th), CL shares are back trading around $87.

We should note that the Fund continues to own some very low tax basis CL shares acquired decades ago; we’re convinced that holding temporarily-overvalued CL shares is better than the certainty that Fund shareholders, in a sale, would be paying high long-term capital gains. Owning high-quality stocks for extended time periods is tax efficient, both because of the favorable taxation of long-term capital gains, as well as the deferral in paying taxes, and allows the portfolio companies to compound their earnings internally over an extended time period. Our Fund generally has annual portfolio turnover of less than 10% (suggesting an average 10-year holding period), and our unrealized appreciation of over $22 Million represents approximately 48% of the Fund’s year-end net assets.

Should there be a market fall-off that carries CL shares with it, we’d be ready, willing and able to buy more CL shares at the right price. That is the key. One needs the discipline to not overpay, even for great companies.

From about 2009 until recently there was no reasonable place for investors to earn money market rates (currently in the 4.3% range) on cash sitting on the sidelines waiting to be invested. This phenomenon was largely the result of misguided Federal Reserve policy. (Aside: the zero interest rate policy should have been abandoned in about 2011 when the economy normalized after the Great Recession. The continuation of a zero interest rate policy through the decade and continuing until late 2022 resulted in a great deal of misdirected capital, and we haven’t yet seen all of the consequences of that errant policy.) At least now, investors, facing a highly-priced stock market, have some place to wait.

There has been a lot of discussion lately about the 60/40 (60% equities/40% fixed income) portfolio, and its role in the investor toolbox. We’ve never been fans of 60/40, mostly because we don’t care for the “40”, and particularly not when invested in fixed income with a term (duration) of more than three or four years. Over the long-term, bonds do not deliver acceptable after-tax, inflation-adjusted returns.

Instead of buying long-term (duration) fixed income, we’re much more comfortable owning high quality, dividend-paying companies, such as PepsiCo, Inc (PEP). (We do own very high-quality money market funds pending investment in equities, but these money market funds are merely the default option when we don’t have anything better to buy.) Yes, the earnings growth at Pepsi will be modest unlike many of our other Fund portfolio holdings, but the dividend is secure and increases regularly. And that is what protects investors against one of our major enemies---inflation. Longer-term, fixed income is a fool’s game. It is not the place for long-term investors, and it is particularly not appropriate for younger investors with a long investment runway.

As always, we love hearing from our Fund shareholders. As we constantly remind you, we won’t comment on any Fund portfolio purchase or sale that hasn’t been publicly reported, or that is contemplated. With that one caveat, all other topics are on the table.

Luke E. Sims		David C. Sims
Email:	luke@simscapital.com	Email:	dave@simscapital.com
Phone:	414/530-5680	Phone:	414/765-1107

January 11, 2025

	1-year	5-year	10-year
Net Asset Value Return	13.63%	11.01%	10.10%
Market Price Return	9.92%	10.32%	8.63%

Returns are average annualized returns for periods greater than one year.

Disclosures:

The Fund has not had a public offering of shares during the period covered; shareholders and potential shareholders should not confuse the Eagle Capital Growth Fund (“Fund”) with investment funds that have share offerings.

Past performance does not guarantee future performance.

The table and graph do not reflect the deduction of taxes an investor may pay on Fund distributions or the sale of Fund shares. Likewise, the S&P 500 Index information does not factor in taxes on dividends nor the impact of realized gains had an investor owned the underlying index securities.

Reinvestment in Fund shares is calculated at the price received by participants of the Fund’s Dividend Reinvestment and Cash Purchase Plan (“DRIP”), which understates Fund performance; however, this price is the best metric for characterizing an investment in the Fund with cash dividends reinvested.

The S&P 500 Index is included as an equity comparable; however, the Fund holds short-term investments and cash, with different returns and a different impact on Fund returns.

The Fund’s return can be estimated using net asset value (NAV) or market price. Net asset value is used for the graph.

The Fund has a total return fundamental investment objective. The S&P 500 Index has no fundamental investment objective.

Eagle Capital Growth Fund, Inc.

Statement of Assets and Liabilities

As of December 31, 2024

Assets
Common stock--at market value (cost $15,878,514)	$38,007,278
Money market funds (cost $7,691,096)	7,691,096
Dividends receivable	131,194
Prepaid fees	13,564
Total assets		$45,843,132
Liabilities
Accounts payable	$32,500
Investment advisor fee payable	30,608
Total liabilities		$63,108
Total net assets		$45,780,024
Shareholders’ Equity
Net Assets are Comprised of:
Paid-in capital $0.001 par value per share; authorized 50,000,000 shares, outstanding 3,967,836 shares	23,560,335
Accumulated earnings	22,219,689
Total net assets		$45,780,024
Net asset value per share		$11.54

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2024

Investment Income
Dividends	$665,023
Interest	296,471
Total investment income		$961,494
Expenses
Advisory fees	$346,742
Directors’ fees and expenses	95,750
Transfer agent	59,841
Audit/Tax Fee	32,500
Legal fees	15,694
Listing fee	15,000
Insurance	13,564
Custodian fees	10,446
Other fees and expenses	16,844
Total expenses		$606,381
Net investment income			$355,113
Realized Gain and Change in Unrealized Appreciation on Investments
Realized gain on investments:
Net realized gain on investments		$2,433,938
Unrealized appreciation on investments:
Net change in unrealized appreciation on investments		$2,751,811
Net realized gain and change in unrealized appreciation on investments			$5,185,749
Net increase from operations			$5,540,862

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2024
From Operations:
Net investment income	$186,688	$355,113
Net realized gain on investments	1,107,684	2,433,938
Net change in unrealized appreciation on investments	3,318,062	2,751,811
Net increase from operations	4,612,434	5,540,862
Distributions to Shareholders:	(1,388,743)	(2,698,128)
From Capital Stock Transactions:
Reinvested capital from distribution of shares	—	—
Share repurchases	—	—
Increase (Decrease) from capital stock transactions	—	—
Total Net Assets:
Beginning of year	39,713,598	42,937,289
End of year	$42,937,289	$45,780,024
Shares:
Shares outstanding at beginning of year	3,967,836	3,967,836
Shares issued, due to the distribution	—	—
Shares repurchased	—	—
Shares outstanding at end of period	3,967,836	3,967,836

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.

Financial Highlights

For the periods ended December 31:	2020	2021	2022	2023	2024
Net asset value at beginning of year	$9.21	$9.53	$10.78	$10.01	$10.82
Net investment income (A)	0.05	0.03	0.02	0.05	0.09
Net realized gain and unrealized appreciation (loss) on investments	0.82	2.15	(0.47)	1.11	1.31
Total from investment operations	0.87	2.18	(0.45)	1.16	1.40
Distribution from: Net investment income	(0.06)	(0.02)	(0.03)	(0.07)	(0.08)
Realized gains	(0.49)	(0.95)	(0.34)	(0.28)	(0.60)
Total distributions	(0.55)	(0.97)	(0.37)	(0.35)	(0.68)
Impact of capital share transactions	—	0.04	0.05	—	—
Net asset value at end of year	$9.53	$10.78	$10.01	$10.82	$11.54
Per share market price, end of year last traded price	$7.98	$9.51	$8.57	$9.36	$9.75
Total Investment Return:
Average annual return, based on market value (B):	6.36%	30.70%	-6.57%	14.44%	9.92%
Average annual return, based on net asset value:	10.75%	24.05%	-3.73%	12.18%	13.63%
Net assets, end of year (000s omitted)	$38,842	$43,029	$39,714	$42,937	$45,780
Ratios to average net assets: Expenses to average net assets (C)	1.30%	1.26%	1.36%	1.34%	1.32%
Net investment income to average net assets	0.57%	0.30%	0.20%	0.45%	0.77%
Portfolio turnover (annualized)	19%	5%	10%	11%	2%
Average commission paid per share	$0.04	$0.01	$0.01	$0.01	$0.01

(A)	Per share calculations for net investment income and gains are calculated using the average shares outstanding.

(B)	Market value return is computed based on market price of the Fund’s shares and excludes the effect of brokerage commissions. Net asset value return is computed based on net asset value of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(C)	Expense ratio does not reflect fees and expenses incurred by the Fund as a result of its investments in shares of investment companies. If fees for Fund investments in investment companies were included in the expense ratio, the net impact would be an increase for the years ended December 31, 2022 and 2024 of 0.01%. For the years ended December 31, 2020, 2021, and 2023 there would have been no increase in the expense ratio.

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.

Portfolio of Investments as of December 31, 2024

Industry	Shares	Cost	Fair Value	Percent of Net Assets
Common Stock (83.2% of total investments)
Advertising
Alphabet, Inc. A	17,000	$1,376,922	$3,218,100
MediaAlpha, Inc.*	9,876	166,690	111,500
			3,329,600	7.3%
Bank
US Bancorp	24,000	857,537	1,147,920
			1,147,920	2.5%
Brokerage
Charles Schwab Corp.	20,000	882,187	1,480,200
			1,480,200	3.2%
Closed-end Funds
Central and Eastern Europe Fund Inc.	103,306	1,077,312	1,128,102
			1,128,102	2.5%
Conglomerate
Berkshire Hathaway Inc. B*	12,500	1,489,340	5,666,000
			5,666,000	12.4%
Consumer
Colgate-Palmolive Company	12,000	72,938	1,090,920
Procter & Gamble Company	2,000	145,879	335,300
			1,426,220	3.1%
Credit Card
Mastercard Inc	1,000	219,636	526,570
Visa Inc.	1,500	225,957	474,060
			1,000,630	2.2%
Data Processing
Automatic Data Processing, Inc.	3,000	82,775	878,190
Paychex, Inc.	6,000	140,075	841,320
			1,719,510	3.8%
Drug/Medical Device
Johnson & Johnson	3,071	34,933	444,128
Stryker Corp.	4,500	19,055	1,620,225
			2,064,353	4.5%
Food
Kraft Heinz Company	29,000	772,000	890,590
PepsiCo, Inc.	10,000	168,296	1,520,600
			2,411,190	5.3%
Industrial
Danaher Corporation	1,000	225,262	229,550
Illinois Tool Works Inc.	7,000	295,051	1,774,920
Veralto Corporation*	333	29,705	33,916
Waters Corp.*	2,000	100,780	741,960
			2,780,346	6.1%
Insurance
Markel Corp.*	1,670	1,296,670	2,882,804
			2,882,804	6.3%

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.

Portfolio of Investments as of December 31, 2024, continued

Industry	Shares	Cost	Fair Value	Percent of Net Assets
Mutual Fund Management
Diamond Hill Investment Group, Inc.	9,576	$1,338,331	$1,485,238
Franklin Resources, Inc.	50,000	1,183,351	1,014,500
T. Rowe Price Group, Inc.	13,400	1,480,248	1,515,406
			4,015,144	8.8%
Restaurant
Starbucks Corp.	12,000	588,432	1,095,000
			1,095,000	2.4%
Retail
AutoZone Inc.*	600	319,026	1,921,200
eBay Inc.	3,000	68,886	185,850
O’Reilly Automotive Inc.*	1,500	305,534	1,778,700
			3,885,750	8.5%
Technology Services
Amazon.com Inc.*	9,000	915,707	1,974,510
			1,974,510	4.3%
Total common stock investments (Cost $15,878,514)			38,007,278
Money Market Funds
Morgan Stanley Inst. Liq. Fund, Treasury,Institutional Class, 4.42%**	7,691,096		7,691,096	16.8%
(Cost $7,691,096)			7,691,096
Total investments (Cost $23,569,610)			$45,698,374
Other assets in excess of liabilities			81,650
Total net assets			$45,780,024

*	Non-dividend paying security
**	7-day yield

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.

Notes to Financial Statements

(1)	Organization.

Eagle Capital Growth Fund, Inc., a Maryland corporation (“Fund”), began in 1989 with a total return investment objective. The Fund is a diversified closed-end investment company subject to the Investment Company Act of 1940. The Fund has opted into the Maryland Control Share Acquisition Act.

(2)	Significant Accounting Policies.

The Fund follows the accounting and reporting requirements of investment companies under ASC 946 (ASC 946-10-50-1) Financial Services- Investment Companies. The policies followed by the Fund are in conformity with the accounting principles generally accepted in the United States of America (“GAAP”).

Security Transactions and Related Income—Dividends and distributions paid to the Fund from portfolio investments are recorded on the ex-dividend date. Investment security purchases and sales are accounted for on a trade date basis. Interest income is accrued on a daily basis. Realized gains and losses are determined using the specific identification method.

Investments—Investments are valued at fair value. Investments in equity securities are valued at the closing market price as of the close of regular trading on the applicable valuation date. If no such closing market price is available on the valuation date, the Fund uses the then most recent closing market price.

In the unlikely event that there is no current or recent closing market price for a portfolio security (whether equity or debt) traded in the over-the-counter market, then the Fund uses the most recent closing bid price. If there is no closing bid price for a portfolio security for a period of ten (10) consecutive trading days, then the Fund’s Audit Committee or other appropriate committee shall determine the value of such illiquid security. From inception to December 31, 2024, the Fund has not held a security which required an illiquid pricing valuation.

Consistent with Rule 2a-5 under the Investment Company Act of 1940, the Fund’s Board analyzes the risks associated with pricing for and valuation of investments as well as the suitability of the investments held.

Use of estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase (decrease) in operations during the reporting period. Actual results could differ from those estimates.

Federal income taxes—The Fund intends to continue to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies such as the Fund. The Fund distributes annually at least 90% of its taxable income, including net long-term capital gains, to its shareholders. In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year an amount equal to at least 98% of its net investment income and 98.2% of its net realized capital gains (including undistributed amounts from previous years).

As of and during the fiscal year ended December 31, 2024, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense when incurred, reflected on the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year-ends and the interim tax period

Eagle Capital Growth Fund, Inc.

Notes to Financial Statements

since, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change for the next twelve months.

The following information is based upon the Federal income tax basis of portfolio investments as of December 31, 2024:

Gross unrealized appreciation	$22,517,311
Gross unrealized depreciation	(388,546)
Net unrealized appreciation	$22,128,765
Cost basis of securities on tax basis:	$23,569,610

At December 31, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$47,113
Undistributed capital gains	43,810
Unrealized appreciation on investments	22,128,765
Total accumulated earnings	$22,219,688

Expenses—The Fund’s service providers bear all of their expenses in connection with the performance of their services. The Fund bears all of its expenses incurred in connection with its operations including, but not limited to, investment advisory fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs. As noted in Note 3, the Fund’s investment advisor, as part of its responsibilities under the Investment Advisory Agreement, is required to provide certain internal administrative services to the Fund at such investment advisor’s expense. The Investment Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first $10 million of the Fund’s average net assets, one and a half percent (1.5%) of the next $20 million of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year. Any excess expenses are the responsibility of the investment advisor.

Repurchases—The Fund repurchases shares from time to time with the purpose of reducing total shares outstanding. The price paid for the repurchased shares is recorded to reduce common stock and paid-in capital.

Fair Value Accounting—Accounting standards require certain assets and liabilities be reported at fair value in the financial statements and provides a framework for establishing that fair value. The framework for determining fair value is based on a hierarchy that prioritizes the inputs and valuation techniques used to measure fair value.

In general, fair values determined by Level 1 inputs use quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. All of the Fund’s investments are classified as Level 1.

Fair values determined by Level 2 inputs use other inputs that are observable, either directly or indirectly. These Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and other inputs such as interest rates and yield curves that are observable at commonly quoted intervals.

Level 3 inputs are unobservable inputs, including inputs that are available in situations where there is little, if any, market activity for the related asset. These Level 3 fair value measurements are based primarily on management’s own estimates using pricing models, discounted cash flow methodologies, or similar techniques taking into account the characteristics of the asset.

Eagle Capital Growth Fund, Inc.

Notes to Financial Statements

(3)	Service Providers Arrangements

Investment advisor—For its services under the Investment Advisory agreement, the investment advisor receives a monthly fee calculated at an annual rate of three-quarters of one percent (0.75%) of the weekly net asset value of the Fund, as long as the weekly net asset value is at least $3.8 million. The investment advisor is not entitled to any compensation for any week in which the average weekly net asset value falls below $3.8 million. Pursuant to the Investment Advisory Agreement, the investment advisor is required to provide certain internal administrative services to the Fund at the investment advisor’s expense.

Sims Capital Management LLC (“SCM”) serves as the Fund’s investment advisor. Pursuant to the Investment Advisory Agreement, SCM is responsible for the management of the Fund’s portfolio, subject to oversight by the Fund’s Board of Directors. Luke E. Sims, a Director, President and Chief Executive Officer of the Fund and owner of more than five percent of the Fund’s outstanding shares, owns 50% of SCM. David C. Sims, the Chief Financial Officer, Chief Compliance Officer, Secretary, Treasurer, Director of the Fund, the son of Luke E. Sims and owner of more than five percent of the Fund’s outstanding shares, owns the remaining 50% of SCM.

Custodian—US Bancorp, NA serves as the Fund’s custodian pursuant to a custodian agreement. As the Fund’s custodian, US Bancorp receives fees and compensation of expenses for services provided including, but not limited to, an annual account charge and security transaction fees.

Transfer Agent— Equiniti Trust Company, LLC (“EQ”) serves as the Fund’s transfer agent and dividend disbursing agent. American Stock Transfer & Trust underwent a name change in 2023, becoming Equiniti Trust Company. EQ receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement for its out-of-pocket expenses. EQ also acts as the agent under the Fund’s Dividend Reinvestment and Cash Purchase Plan.

(4)	Dividend Reinvestment and Cash Purchase Plan.

The Fund has a Dividend Reinvestment and Cash Purchase Plan (“DRIP”) which allows shareholders to reinvest cash dividends and make cash contributions. Pursuant to the terms of the DRIP, cash dividends may be used by the DRIP agent to either purchase shares from the Fund or in the open market, depending on the most favorable pricing available to DRIP participants. Voluntary cash contributions from DRIP participants are used to purchase Fund shares in the open market. A complete copy of the DRIP is available on the Fund’s website (www.eaglecapitalgrowthfund.com) or from EQ, the DRIP agent.

(5)	Distributions to Shareholders.

Distributions to shareholders from the Fund’s net investment income and realized net long- and short-term capital gains will be declared and distributed at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations.

On November 18, 2024, a distribution of $0.68 per share aggregating $2,698,128 was declared from net investment income and net realized capital gains. The dividend was paid on December 19, 2024, to shareholders of record on November 29, 2024. The tax character of distributions paid during 2023 and 2024 was as follows:

	2023	2024
Distributions paid from:
Ordinary income	$281,059	$308,000
Short-term capital gains	114,033	—
Long-term capital gains	993,651	$2,390,128

Eagle Capital Growth Fund, Inc.

Notes to Financial Statements

In 2023 and 2024, the distributions were paid in cash.

For more information about the Fund’s tax information, please refer to Note 2, Federal income taxes.

(6)	Fund Investment Transactions.

Purchases and sales of securities, other than short-term securities, for the year ended December 31, 2024, were $1,077,312 and $8,412,311, respectively.

(7)	Subsequent Events.

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date when these financial statements were published. Based upon this evaluation, there were no items requiring adjustment of the financial statements or additional disclosure.

(8)	Guarantees and Indemnifications.

Under Maryland law and the Fund’s organizational documents, the Fund will indemnify its officers and directors against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

(9)	Segment Reporting.

In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. The Fund is deemed to be an individual reporting segment. The objective and strategy of the Fund is used by the Adviser, as defined in the Additional Information, to make investment decisions, and the results of the operations, as shown on the Statement of Operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. Due to the significance of oversight and their role, the Adviser is deemed to be the Chief Operating Decision Maker, the party responsible for identifying and managing operating segments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Eagle Capital Growth Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eagle Capital Growth Fund, Inc. (the “Fund”) as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended December 31, 2021, and prior, were audited by other auditors whose report dated February 17, 2022, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2022.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 20, 2025

Directors Who Are Interested Persons of the Fund and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years (in addition to positions held in the Fund)	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director (Public Companies)
David C. Sims*, age 43	VP, CFO, CCO, Treasurer, Secretary, and Director	Term of office expires 2027 (Class II). Served as a director since 2015.	President of Sims Capital Management LLC (investment advisor to the Fund); Manager of Peregrine Investment Fund LLC (private investment fund); and roles with the Fund as previously identified.	One	None
Luke E. Sims**, age 75	President, CEO and Director	Term of office expires 2025 (Class III); nominee for director. Served as a director since 2002	President and Chief Executive Officer of the Fund; Chairman of Sims Capital Management LLC (the Advisor to the Fund); and Retired Partner of Foley & Lardner LLP (national law firm) where he was affiliated from 1976 through 2010.	One	None

* The address of Mr. David Sims is the address of the principal executive office of the Fund. David C. Sims is an Interested Person within the meaning of Section 2(a) (19) of the Investment Company Act of 1940 because he is the Chief Financial Officer, Chief Compliance Officer, Treasurer, and Secretary of the Fund, beneficially owns more than 5% of the Fund’s outstanding shares of common stock, and he is affiliated with the Fund’s investment advisor, Sims Capital Management LLC (the “Advisor” or “SCM”). David C. Sims is the son of Luke E. Sims, the President, Chief Executive Officer, and a Director of the Fund.

** The address of Mr. Luke Sims is the address of the principal executive office of the Fund. Luke E. Sims is an Interested Person within the meaning of Section 2(a) (19) of the Investment Company Act of 1940 because he is the President and Chief Executive Officer of the Fund, beneficially owns in excess of five percent (5%) of the Fund’s outstanding shares of common stock, and he is affiliated with the Fund’s investment advisor, Sims Capital Management LLC (the “Advisor” or “SCM”). Luke E. Sims is the father of David C. Sims, the Chief Financial Officer, Chief Compliance Officer, Secretary, Treasurer, and a Director of the Fund.

Directors Who Are Not Interested Persons

Name, Address and Age*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director (Public Companies)
Jason W. Allen, age 53	Director	Term of office expires 2026 (Class I). Served as a director since 2021.	Partner of Foley & Lardner LLP (national law firm) where he has been a practicing corporate lawyer since 1999.	One	None
Robert M. Bilkie, Jr., age 64	Chairman; Director	Term of office expires 2026 (Class I). Served as a director since 2006.	President and Chief Executive Officer of Sigma Investment Counselors, Inc. (a registered investment advisor) since 1987; member of the Better Investing Securities Review Committee and of the Better Investing Editorial Advisory Committee (non-remunerative).	One	None
Phillip J. Hanrahan, age 85	Director	Term of office expires 2026 (Class I). Served as a director since 2008.	Retired partner of Foley & Lardner LLP (national law firm) since February 2007 and, prior thereto, active partner of that firm since 1973.	One	None
Carl A. Holth, age 92	Director	Term of office expires 2027 (Class II). Served as a director since 1989.	Retired. Former banker.	One	None
Anne M. Nichols, age 63	Director	Term of office expires 2027 (Class II). Served as a director since 2021.	Managing director at Fern Capital Inc, an investment advisor.	One	None
Donald G. Tyler, age 72	Director	Term of office expires 2025 (Class III); nominee for director. Served as a director since 2010.	Retired. Director of Administrative Services, County of Milwaukee, 2012 to 2014. Retired Interim President & Executive Director, Milwaukee Symphony Orchestra 2010; Vice President of Investment Products and Services, Northwestern Mutual, 2003-2010.	One	None
Neal F. Zalenko, age 79	Director	Term of office expires 2025 (Class III); nominee for director. Served as a director since 2008.	Retired; Founder and Managing Partner of Zalenko & Associates, P.C. (accounting firm), that merged with Baker Tilly in early 2005.	One	None

* The address of each is the address of the principal executive office of the Fund.

Compensation.

The following tables identify the aggregate compensation paid to all directors and nominees in 2024. Directors’ fees are only payable to directors who are not officers of the Fund or affiliated with the Advisor. The fees for 2024 were $13,000 for directors, $1,750 for Audit Committee service and a $1,000 retainer for the Audit Committee Chairman.

Luke E. Sims and David C. Sims, who are deemed to be Interested Persons of the Fund, are not entitled to receive directors’ fees from the Fund.

No Fund officer receives compensation in his capacity as an officer of the Fund. Fund officers are: Luke E. Sims, President and Chief Executive Officer; and David C. Sims, Chief Financial Officer, Chief Compliance Officer, Treasurer, Secretary and Director. Robert M. Bilkie, Jr. is the Fund’s Chairman, which is not an executive officer position.

Sims Capital Management LLC (“SCM”), the investment advisor for the Fund, was paid $346,742 by the Fund in 2024. SCM is 50% owned by Luke E. Sims, the President, CEO and a Director of the Fund, as well as an owner of more than five percent of the Fund’s outstanding shares. David C. Sims, the Fund’s Vice-President, Chief Financial Officer, Chief Compliance Officer, Treasurer, Secretary and Director as well as an owner of more than five percent of the Fund’s outstanding shares, owns the remaining 50% of SCM.

Directors who are Interested Persons of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors
David C. Sims, VP, CFO, CCO, Treasurer, Secretary, and Director	None	None	None	None
Luke E. Sims, Director, President, CEO	None	None	None	None

Directors who are not Interested Persons of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors
Jason W. Allen,
Director	$13,000	None	None	$13,000
Robert M. Bilkie, Jr.,
Director	$13,000	None	None	$13,000
Phillip J. Hanrahan,
Director	$14,750	None	None	$14,750
Carl A. Holth,
Director	$14,750	None	None	$14,750
Anne M. Nichols,
Director	$13,000	None	None	$13,000
Donald G. Tyler,
Director	$14,750	None	None	$14,750
Neal F. Zalenko,
Director	$15,750	None	None	$15,750

Board of Directors

Jason W. Allen	Robert M. Bilkie, Jr.	Phillip J. Hanrahan
Director	Chairman of the Board	Director
Fox Point, WI	Northville, MI	Whitefish Bay, WI

Carl A. Holth	Anne M. Nichols	Luke E. Sims
Director	Director	Director, President & CEO
Dearborn, MI	Huntington Woods, MI	Milwaukee, WI

David C. Sims	Donald G. Tyler	Neal F. Zalenko
VP, Treasurer, CFO, CCO	Director	Director
Secretary & Director Bayside, WI	Whitefish Bay, WI	Birmingham, MI

EAGLE CAPITAL GROWTH FUND, INC. (“Fund”)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (“Plan”)

ADVANTAGE OF THE PLAN

Participants in the Plan have the ability to have cash dividends from the Fund reinvested in additional Fund shares. Participants may also make cash contributions to the Plan to acquire additional Fund shares.

JOINING THE PLAN

You can enroll in the Plan by going to https://equiniti.com/ or calling Equiniti Stock Transfer (formerly American Stock Transfer & Trust Company) (the “Plan Agent” or “EQ”) at 877-739-9994. Plan information is also available at the Fund’s website at www.eaglecapitalgrowthfund.com/drip.html.

COSTS OF PARTICIPATION IN THE PLAN

You are not charged any fee or expense for enrolling in the Plan. Shareholders depositing certificated shares are charged a fee of $7.50. Sales of shares incur a sales commission of $15.00, plus $0.10 per share. In the event a shareholder sends in a check to buy more shares and the check is returned, a $35.00 charge will apply. Fees may change from time to time; please contact EQ for information about current fees.

REINVESTMENT OF FUND DISTRIBUTIONS

If the Fund pays a distribution in Fund shares, Participants’ accounts under the Plan will be credited with newly-issued Fund shares at the distribution price, which is the price described in the distribution notice to shareholders. These shares will be held by the Plan Agent pursuant to the Plan.

The Fund may pay distributions in cash. In the event that the Fund makes a cash distribution, the Plan will first seek to buy shares on the open market up to and including the most recent net asset value (“NAV”) of each Fund share. The NAV of each Fund share shall be calculated within forty-eight hours of the distribution, excluding Sundays and holidays. Should the market price rise to or above the calculated NAV per share, the Fund may issue new shares to the Plan at the greater of NAV per share or 95% of the market price. For purposes of the Plan, the market price is the most recently traded price of a Fund share on the NYSE American exchange. The reinvestment of cash distributions will occur as soon as practicable, and in no case later than 30 days after the Plan Agent’s receipt of the cash distributions, except where necessary to comply with federal securities laws.

In the event that the open market purchases take more than one day, the Fund will recalculate the NAV on a daily basis. Such recalculated NAV will be used to determine whether the market price per share has risen to or above the calculated NAV per share. If the Plan Agent terminates open market purchases based on the recalculated NAV and the Fund issues new shares to the Plan at the greater of NAV per share or 95% of the market price, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues remaining shares.

VOLUNTARY CASH PAYMENTS

Plan participants may make voluntary cash payments of not less than $50 per month (but in any event not more than $250,000 in any year) for the purpose of acquiring additional Fund shares.

Voluntary cash payments received by the Plan Agent on or prior to the last day of any month will be invested beginning on or about the first (1st) business day of the following month (the “Investment Date”). The Plan will purchase Fund shares in the open market. If the Plan Agent has not completed its open market purchase of Fund shares within thirty (30) days of the Investment Date, then the balance of such voluntary cash payments will be returned to participants on a pro rata basis. All cash received by the Plan Agent in connection with the Plan will be held without earning interest or income.

Optional cash payments may be made online at https://equiniti.com/. You will need to know your 10-digit Plan account number to access your account. The Fund recommends that participants making voluntary cash payments send their cash payments so that they reach the Plan Agent as close as possible but prior to the Investment Date. A participant should be aware of possible delays in the mail if payment is to be made in that manner. Accordingly, it is recommended that a participant mail the voluntary cash payment no later than ten days prior to an Investment Date, or make cash payments online.

HOLDING OF SHARES

For your convenience, EQ will hold in safekeeping all Fund shares you own by reason of your participation in the Plan. Upon your request (whether online at https://equiniti.com/ , by mail, or telephonically to the Plan Agent at 800-937-5449), EQ will send you a physical stock certificate representing a specified number of whole shares acquired or held the Plan in your account.

The Plan Agent will allow you to deposit with it for safekeeping under the Plan any additional stock certificates for Fund shares that you may hold. Such shares, once deposited, will be retained in “book-entry” form under the Plan.

STATEMENT OF ACCOUNT

At least annually, a detailed statement of transactions in your Plan account for each calendar year will be sent to you by the Plan Agent. You may also access your account information online at https://equiniti.com/. You will also receive the customary Internal Revenue Service Form 1099 to report taxable income as a result of Fund distributions with respect to Fund shares held in your Plan account.

FEDERAL INCOME TAX CONSIDERATIONS

You should consult your accountant or tax advisor with respect to the Federal and/or other tax consequences resulting from participating in the Plan. However, as a general rule, participants are taxed on Fund distributions, whether those distributions are paid directly in additional Fund shares, or are in cash (whether such cash is used to purchase additional Fund shares in the open market or otherwise).

SHAREHOLDERS’ RIGHTS

Plan participants enjoy the same rights as Fund shareholders generally with respect to Fund shares held in the Plan, including, without limitation, rights with respect to stock dividends, stock splits, and voting rights. In the event of a major corporate event affecting the Fund, such as a stock split or a stock dividend, the resulting Fund shares will be properly credited to your Plan account. In the event that a Plan participant holds shares in both a Plan account and individually in his or her own name, any Fund shares resulting from a major corporate event affecting the Fund will be distributed to the Plan account and the participant individually on a pro rata basis. EQ reserves the right to delay, curtail or suspend any action otherwise required of it under the Plan during the pendency of any major corporate action affecting the Fund.

ADDITIONAL INFORMATION

If you have any questions regarding participation in the Plan, please visit the Plan Agent online at https://equiniti.com/, call the Plan Agent at 800-937-5449, or write the Plan Agent at:

Equiniti Trust Company, LLC (“EQ”)

PO Box 10027

Newark, NJ 07101

ADDITIONAL TERMS AND CONDITIONS OF PARTICIPATION IN THE EAGLE CAPITAL

GROWTH FUND, INC. DIVIDEND REINVESTMENT AND CASH PAYMENT PLAN

1. By enrolling in the Plan, all of the participant’s cash distributions from the Fund and/or voluntary cash payments will be reinvested in additional Fund shares.

If the Fund declares a distribution in Fund shares but includes a provision allowing shareholders to elect to receive cash in lieu of Fund shares, the Plan Agent will receive the distribution in Fund shares on behalf of each Plan participant with respect to the Fund shares the participant holds through the Plan, provided that if you (as a Plan participant) desire to elect to receive cash in lieu of Fund shares, you must promptly terminate your participation in the Plan in accordance with paragraph 5 below. You must also notify the Fund in writing of your election to receive cash. Such written notice to the Plan and to the Fund must be received at least three business days prior to the cut-off election date in order to be effective prior to the receipt of the declared dividend. If a Plan participant beneficially owns Fund shares outside of the Plan and desires to elect to receive cash in lieu of Fund shares, the participant must individually make this election.

2. The Plan Agent may commingle participant funds in connection with the receipt of cash distributions from the Fund, and from voluntary cash payments from participants. The Plan Agent will allocate purchased Fund shares among participant accounts based upon the average price paid (net of any costs).

3. The Plan Agent shall hold shares for participants in its own name or in the name of its nominee. The Plan Agent will acquire Fund shares in the open market at such price or prices then reasonably available to it. Participants understand that from time to time, Fund shares may not be available for purchase, or may not be available for purchase at a reasonable price. Moreover, any temporary or continued closing of the securities trading generally might require the temporary curtailment or suspension of the Plan Agent’s efforts to purchase Fund shares. The Plan Agent is not responsible or liable for, and shall not be accountable for, any inability on such its part to purchase Fund shares.

4. With respect to the voting of Fund shares held in the Plan, the Plan Agent will provide participants with proxy solicitation materials and request their direction. If a participant does not direct the Plan Agent as to the manner of voting, the Plan Agent will not vote such participant’s shares.

5. Plan participation may be terminated upon request to the Plan Agent. A participant may terminate by providing written notice to the Plan Agent (the tear-off section at the bottom of participant’s account statement is available for this purpose). Such written notice must be signed by all persons who are listed on the Plan account. If a request is received fewer than three business days prior to the cut-off election date in the case of a share distribution, or three days prior to the ex-dividend date in the case of a cash dividend, then the termination will begin after the receipt of Fund shares or reinvestment of the declared dividend, as applicable. The Plan Agent will send to a participant who has terminated participation in the Plan a certificate(s) representing the number of full shares held by the Plan Agent in such participant’s account under the Plan. In case of termination, a participant’s interest in a fractional share will be converted to, and remitted in cash, in an amount based upon the then current market value of the share (less service fees). However, the foregoing does not apply to voluntary cash payments held for investment on the Investment Date as a result of voluntary cash payments. A participant may request the return of any voluntary cash payment, if the participant makes a separate written request which is received by the Plan Agent at the address above at least forty-eight (48) hours prior to the time when such voluntary cash payment is scheduled to be invested. If a participant so requests, the Plan Agent may sell a terminating participant’s shares and remit the proceeds (less related brokerage commissions and service fees).

6. The Plan Agent shall not be liable for any action taken in good faith or for any good faith failure to act, including without limitation, any claim of liability (a) arising out of a failure to terminate the participant’s account upon the participant’s death, prior to receipt of notice in writing of such death and submission of documentation, by the personal representative of the deceased participant, in form and substance satisfactory to the Plan Agent and (b) with respect to the price or prices at which Fund shares are purchased or sold for a participant’s account and/or the timing of such purchases and/or sales.

7. The Fund reserves the right to amend or terminate the Plan; significant revisions will become effective upon thirty (30) days written notice (from the date of mailing) to all Plan participants. All inquiries with respect to the Plan should be directed to the Plan Agent at the addresses and phone numbers identified in the Plan.

8. The Plan shall be governed by, and construed in accordance with, the internal laws of the State of Wisconsin.

9. The Plan has been last amended and revised as of December 13, 2023.

Recent Changes

The following information is a summary of certain changes during the fiscal year ended December 31, 2024. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

During the applicable period, there have been: (i) no material changes to the Fund’s investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by shareholders, (ii) no material changes to the Fund’s principal risks, (iii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iv) no changes to the Fund’s charter or by-laws that would delay or prevent a change of control that have not been approved by shareholders.

Investment Objectives

The Fund’s primary investment objective is long-term growth. The Fund utilizes the concept of “total return” for selecting investments; “total return” means the total of all income derived from, and the capital appreciation in value of, a particular investment. There can be no assurance that the Fund will achieve its investment objectives or be able to structure its investment portfolio as anticipated.

Investment Strategy

The Fund seeks to achieve its investment objectives by employing a strategy of investing in primarily US issuer common stock. There is a preference for “high-quality” companies, where “high-quality” denotes substantial operating income margins, high returns on capital, and strong balance sheets. While the Fund is not constrained to investing solely in such companies, there is a distinct preference for doing so.

Risk Factors

Investment and Market Risk. An investment in the Fund involves a considerable amount of risk. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) consider factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs. The value of the investments owned by the Fund will fluctuate, sometimes rapidly and unpredictably, and such investments are subject to investment risk, including the possible loss of the entire principal amount invested. At any point in time, an investment in the Fund’s common shares could be worth less than the original amount invested, even after taking into account distributions paid by the Fund.

The Fund and its portfolio securities are materially affected by market, economic and political conditions and events, such as natural disasters, epidemics and pandemics, globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. Epidemics and pandemics have and may result in, among other things, travel restrictions, closure of international borders, disruptions to certain businesses and securities markets, restrictions on securities trading activities, quarantines, supply chain disruptions and reduced consumer demand, as well as general concern and uncertainty. Market, economic and political conditions and events are outside the Fund’s control and could adversely affect the liquidity and value of the Fund’s investments and reduce the ability of the Fund to make attractive new investments.

Closed-end Fund shares. As with any security, shares of the Fund may increase or decrease in value from time to time, and these changes may or may not be related to changes in the value of the securities held by the Fund (as reflected in its net asset value, or NAV). In addition, shares of closed-end investment companies like the Fund frequently trade at a discount from net asset value. The possibility that shares of the Fund will trade at a discount to net asset value (based on the value of the Fund’s portfolio securities), and the possibility that such discount could increase, is a risk which is separate from the risk that the Fund’s net asset value will decrease. The Fund cannot predict whether its shares will trade in the future at a premium to or a discount from net asset value or the level of any premium or discount.

Portfolio Concentration. While the Fund qualifies as a “diversified” regulated investment company under the Investment Company Act of 1940, the Fund tends to have a more concentrated portfolio that other mutual funds. Portfolio concentration can cause the Fund’s NAV to fluctuate more than other diversified funds. At the end of 2024, the Fund’s top five equity investments represented slightly over 41% of the Fund’s total equity portfolio.

In addition, the Fund’s largest portfolio position is its investment in Berkshire Hathaway, Inc. (Class B). As of December 31, 2024, the Fund’s investment in Berkshire Hathaway represented nearly 15% of the Fund’s equity portfolio. The death or disability of Warren Buffett could have a material adverse impact on the price of Berkshire Hathaway shares.

Secondary Market for Fund Shares. The Fund issues shares through its Dividend Reinvestment and Cash Purchase Plan. See “Dividend Reinvestment and Cash Purchase Plan.” Shares may be issued under the Dividend Reinvestment and Cash Purchase Plan at a discount to the market price for the shares, which may also put downward pressure on the market price for shares of the Fund.

Anti-Takeover Provisions. The Fund’s By-laws provide for a staggered Board. Moreover, the Fund has opted into the Maryland Control Share Acquisition Act. These provisions may have the effect of discouraging a hostile bidder.

Regulated Investment Company. The Fund has conducted and intends to continue to conduct its operations so that it qualifies as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). This relieves the Fund of any material liability for federal income tax to the extent that its earnings are distributed to its shareholders. If the Fund fails at any time to qualify as a “regulated investment company,” the income of the Fund for that fiscal year will be taxed at the corporate level. This would result in a decrease in income for distribution to shareholders of the Fund and a reduction in the net asset value of the Fund.

Counterparty and Prime Brokerage Risk. The Fund is subject to the risk of loss of Fund assets on deposit or being settled or cleared with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Fund, the bankruptcy of an exchange clearing house or the bankruptcy of any other counterparty. If a prime broker or counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund could experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding; if the Fund’s claim is unsecured, the Fund will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security. In the case of any such bankruptcy, the Fund might recover, even in respect of property specifically traceable to the Fund, only a pro rata share of all property available for distribution to all of the counterparty’s customers and counterparties. Such an amount could be less than the amounts owed to the Fund. It is possible that the Fund will obtain only a limited recovery or no recovery in such circumstances. Such events would have an adverse effect on the NAV of the Fund. Certain counterparties have general custody of, or title to, the Fund’s assets. The failure of any such counterparty could result in adverse consequences to the NAV of the Fund.

Legal and Regulatory Risk. Legal and regulatory changes could occur that would materially adversely affect the Fund. The regulation of securities markets and investment funds such as the Fund has undergone substantial change in recent years, and such change could continue. The Fund does not know in what form, when and in what order significant regulatory initiatives will be implemented or the impact any such implemented regulations will have on the Fund, the markets or instruments in which the Fund invests or the counterparties with which the Fund conducts business. The effect of regulatory change on the Fund, while impossible to predict, could be substantial, adverse and potentially limit or completely restrict the ability of the Fund to implement its investment strategy.

Dependence on Advisor. The Fund depends on the efforts, skills, reputations and business contacts of its investment advisor, Sims Capital Management LLC (“Advisor”). The loss of the Advisor’s services could have a material adverse effect on the Fund. The Advisor’s principals possess substantial experience and expertise. The loss of these personnel could affect the Fund’s investment opportunities as well as cause increased costs for the Fund to replace them.

Market Disruptions from Natural Disasters or Geopolitical Risks. Political instability, the ongoing epidemics of infectious diseases in certain parts of the world, terrorist attacks in the United States and around the world, natural disasters, social and political discord, debt crises (such as the Greek debt crisis), sovereign debt downgrades, or the exit or potential exit of one or more countries from the European Union (such as the United Kingdom) or the European Economic and Monetary Union, among others, could result in market volatility, could have long-term effects on the United States and worldwide financial markets, and could cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of natural disasters or geopolitical events in the future on the economy and securities markets.

Portfolio Turnover. The Fund’s annual portfolio turnover rate could vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover could result in the realization of net short-term capital gains by the Fund which, when passed through and distributed to shareholders, will be taxable as ordinary income. Higher portfolio turnover could also trigger higher levels of capital gains at the Fund level which, when passed through to Fund shareholders, would trigger potential capital gains liability at the Fund shareholder level. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Cybersecurity. Increased reliance on internet-based programs and applications to conduct transactions and store data creates growing operational and security risks. Targeted cyber-attacks or accidental events can lead to breaches in computer and data systems security, and subsequent unauthorized access to sensitive transactional and personal information held or maintained by the Fund, its affiliates, and third-party service providers. Any breaches that occur could result in a failure to maintain the security, confidentiality, or privacy of sensitive data, including personal information relating to investors and the beneficial owners of investors, and could lead to theft, data corruption, or overall disruption in operational systems. Cybersecurity risks also necessitate ongoing prevention and compliance costs.

Misconduct of Employees and of Third-Party Service Providers. Misconduct by employees of the Advisor or by third-party service providers could cause significant losses to the Fund. Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized investment activities or concealing unsuccessful investment activities (which, in either case, may result in unknown and unmanaged risks or losses). Losses could also result from actions by third-party service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and third-party service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects. No assurances can be given that the due diligence performed by the Advisor will identify or prevent any such misconduct.

Shareholder Information

Trading. Fund shares trade under the symbol GRF on the NYSE American exchange. The Fund has opted into the Maryland Control Share Acquisition Act.

Fund Stock Repurchases. The Fund is authorized to repurchase its shares in the open market, in private transactions or otherwise, at a price or prices reasonably related to the then prevailing market price. The Fund has authorized repurchases up to 1,000,000 shares, with 907,029 shares remaining under its current authorization.

Dividend Reinvestment and Cash Purchase Plan. By participating in the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”), you can automatically reinvest your cash dividends in additional Fund shares without paying brokerage commissions. A copy of the plan is included earlier in the Annual Report.

Alternatively, you can secure a copy of the Plan from the Fund’s website (www.eaglecapitalgrowthfund.com) or by contacting Equiniti Stock Transfer (formerly American Stock Transfer & Trust Company), 48 Wall Street, Floor 23, New York, NY 10005, telephone number (877) 937-5449.

Dividend Checks/Stock Certificates/Address Changes/Etc. If you have a question about lost or misplaced dividend checks or stock certificates, have an address change to report, or have a comparable shareholder issue or question, please contact the Fund’s transfer agent, Equiniti Stock Transfer (formerly American Stock Transfer & Trust Company), 48 Wall Street, Floor 23, New York, NY 10005, telephone number (877) 937-5449.

Proxy Voting. The Fund typically votes by proxy the shares of portfolio companies. If you’d like information about the policies and procedures that the Fund follows in voting, or how the Fund has voted on a particular issue or matter during the most recent 12-month period ended June 30, you can get that information (Form N-PX) from the SEC’s website (www.sec.gov) or the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107 (collect) or by sending an e-mail request (to dave@simscapital.com).

Fund Privacy Policy/Customer Privacy Notice (January 1, 2025). We collect nonpublic personal information about you from the following sources: (i) information we receive from you on applications or other forms and (ii) information about your transactions with us or others. We do not disclose any nonpublic personal information about you to anyone, except as permitted by law, and as follows. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. If you decide to close your account(s) or no longer be a shareholder of record, we will adhere to the privacy policies and practices as described in this notice. We restrict access to your personal and account information to those employees who need to know that information to provide services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In this notice, the term “we” refers to the Fund, Eagle Capital Growth Fund, Inc.

Additional Information. The Fund files a complete schedule of its portfolio holdings monthly with the Securities and Exchange Commission (SEC) on Form N-PORT, with the first and third calendar quarter filings available to the investing public generally. You can obtain copies of these public filings, and other information about the Fund, from the SEC’s website (www.sec.gov), from the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107. The Fund’s public forms can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and you can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at (800) 732-0330.

Approval of Renewal of Investment Advisory Agreement. At its December 9, 2024 Board meeting, the Board of Directors approved the renewal of the Fund’s Investment Advisory Agreement with SCM (with Directors Luke E. Sims and David C. Sims abstaining). The Board previously received various information with respect to the proposed continuation of the investment advisory agreement with the Advisor, including a handout in the Board materials which identified certain key issues for the Board to consider in evaluating Sims Capital Management LLC (“SCM”) as its Advisor. The Board reviewed these various factors in considering whether to retain SCM as its investment advisor including, among other things, the nature, extent and quality of services provided by SCM, the cost of services provided by SCM (and benefits to be realized by SCM as a result of its relationship to the Fund), the economies of scale that may be realized as the Fund grows, whether the fee level reflects the economies of scale for the benefit of Fund investors, SCM’s investment philosophy, the Fund’s portfolio turnover, best execution and trading costs, personnel considerations, resources available to SCM, SCM’s ability to satisfy compliance obligations and other relevant factors. The Board regularly considers the various factors that are involved in such a decision. Overall, the Board understands and is satisfied with the investment philosophy and investment performance of the Advisor. Given the relatively small size of the Fund vis-à-vis other closed-end and other mutual funds, the Advisor’s annual fee at 0.75% (75 basis points) of assets under management (AUM) is reasonable (and at the low end of the range for other investment advisors of actively-managed equity funds). There are few economies of scale to be realized by the Fund (as a closed-end fund), primarily because the Fund is required to make distributions to its shareholders of its net investment income and realized capital gains. Pursuant to this requirement, the Fund paid a distribution of $2.7 Million to its shareholders at the end of December 2024, thereby reducing AUM from $49 Million to approximately $46 Million. The Fund’s compliance with law and reporting with respect to the Securities and Exchange Commission and other governmental authorities is fine. The Fund’s execution of transactions (including cost) and portfolio turnover are excellent, and clearly consistent with industry practice. As a general rule, the Board is satisfied with the Advisor’s personnel, including professional competence, conscientiousness, independence and overall communications.

Electronic Distribution of Shareholder Reports and Other Communications. If you’d like to receive copies of the Fund’s annual report, semiannual report, proxy statement, press releases and other comparable communications electronically, please provide your e-mail address to dave@simscapital.com. By providing your e-mail address to the Fund, you are consenting to the Fund sending the identified materials to you by e-mail.

General Inquiries. If you have a question or comment on any matter not addressed above, please contact the Fund at: Eagle Capital Growth Fund, Inc., 225 East Mason Street, Suite 802, Milwaukee, WI 53202-3657, telephone number (414) 765-1107, or the Fund’s investment advisor, Sims Capital Management LLC (dave@simscapital.com).

ITEM 2. CODE OF ETHICS

The Fund has adopted a Code of Ethics for Financial Professionals, which applies to the principal executive officer of the Fund, all professionals serving as principal financial officer, the principal account officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party, and the members of the Fund’s Board of Directors. The Code of Ethics for Financial Professionals has been posted on the Fund’s website at www.eaglecapitalgrowthfund.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors has determined that Neal F. Zalenko qualifies as a financial expert; and that Carl A. Holth, Donald G. Tyler, and Phillip J. Hanrahan also qualify as financial experts. Phillip J. Hanrahan, Carl A. Holth, Donald G. Tyler, and Neal F. Zalenko are independent, non-interested directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees. The Fund paid Cohen & Company, Ltd $27,500 for the calendar year ended December 31, 2024, and Cohen & Company, Ltd $27,500 for the calendar year ended December 31, 2023.

Audit-Related Fees. The Fund did not pay Cohen & Company, Ltd any audit-related fees in either of the last two calendar years.

Tax Fees. The Fund paid Cohen & Company, Ltd $5,000 for the calendar year ended December 31, 2024, and Cohen & Company, Ltd $5,000 for the calendar year ended December 31, 2023, for tax fees in connection with the preparation of the Fund’s tax returns and assistance with Internal Revenue Service notice and tax matters.

All Other Fees. The Fund did not pay Cohen & Company, Ltd any other amounts in either of the last two calendar years.

“Audit fees” are fees paid by the Fund to Cohen & Company, Ltd for professional services for the audit of our financial statements, or for services that are usually provided by an auditor in connection with statutory and regulatory filings and engagements. “Audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of financial statements. “Tax fees” are fees for tax compliance, tax advice and tax planning. All other Fund fees are fees billed for any services not included in the first three categories.

None of the services covered under the captions “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” with respect to Cohen & Company, Ltd were provided under the de minimis exception to Audit Committee approval of 17 CFR 210.2-01(c) 7(i)(C) and (ii) Cohen & Company, Ltd were not engaged during the last two calendar years to provide non-audit services to the Fund or to the Advisor or any of its affiliates that provide ongoing services to the Fund (“Other Non-Audit Services”). Under the Audit Committee charter, the Audit Committee must approve in advance all non-audit services of the Fund and all Other Non-Audit Services. The Audit Committee has not adopted “pre-approval policies and procedures” as such term is used in 17 CFR 210.2-01(c)(7)(i)(B) and (ii).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The Fund’s Board of Directors has separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Neal F. Zalenko, Carl A. Holth, Donald G. Tyler, and Phillip J. Hanrahan.

ITEM 6. SCHEDULE OF INVESTMENTS

The Fund’s schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Sims Capital Management LLC, a Wisconsin limited liability company (the “Advisor”), is the investment advisor for the Fund. The Fund and the Advisor are parties to an Investment Advisory Agreement dated as of February 16, 2007 (the “Advisory Agreement”). The Fund is the Advisor’s institutional advisory client.

The Advisor’s authority to vote the proxies of the Fund is established through the Investment Advisory Agreement. It has adopted the following policies and procedures:

The Company will vote proxies for its clients and, therefore, will adhere to the following requirements:

A. General Statement of Policy. Consistent with its duty of care the Company monitors proxy proposals just as it monitors other corporate events affecting the companies in which its clients invest. The Company votes securities subject to its control consistent with its analysis and judgment of each issue, regardless of whether such voting position is consistent with the approach proposed by the issuer’s board of directors or management.

B. There may be instances where the interests of the Company may conflict or appear to conflict with the interests of its clients. For example, the Company may manage a pension plan of a company whose management is soliciting proxies and there may be a concern that the Company would vote in favor of management because of its relationship with the Company. In such situations, the Company will, consistent with its duty of care and duty of loyalty, vote the securities in accordance with its pre-determined voting policy, but only after the disclosing the conflict to clients and affording the clients the opportunity to direct the Company in the voting of such securities.

C. Record Keeping. The Company will maintain the following records with respect to proxy voting:

(1) A copy of this proxy voting policy;

(2) A copy of all proxy statements received (the Company may rely on the EDGAR system to satisfy this requirement);

(3) A record of each vote cast on behalf of a client (the Company may rely on a third party to satisfy this requirement);

(4) A copy of any document prepared by the Company that was material to making a voting decision or that memorializes the basis for that decision;

(5) A copy of each written client request for information on how the Company voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how the Company voted proxies on behalf of the requesting client.

D. Disclosure. The Company will furnish a copy of this policy to all of its clients. The Company will disclose to clients how proxies were voted upon request.

ITEM 8.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Luke E. Sims

President and Chief Executive Officer (since 2007) and Director of the Fund (since 2002). Luke Sims has been a partner in the law firm of Foley & Lardner since 1984 until February 2010. Luke Sims is a 50% equity owner in the Advisor.

David C. Sims

Chief Financial Officer and Chief Compliance Officer of the Fund (since 2007), Secretary of the Fund (since 2009) and Director of the Fund (since 2015). David C. Sims is President, operating manager, and 50% equity owner in the Advisor.

With respect to the Fund, Luke Sims is the principal decision maker with respect to the Fund’s portfolio, and David Sims participates in the decision-making process.

Luke Sims receives no compensation as an officer of the Fund and receives a fixed salary from the Advisor (not tied to the Fund’s performance or private account performance) out of the respective investment advisory fees paid by the Fund and private accounts. David Sims receives no compensation as an officer of the Fund and a fixed salary from the Advisor (not tied to the Fund’s or Peregrine’s performance or private account performance) out of the respective investment advisory fees paid by the Fund and private accounts. Luke Sims owns 50% of the equity of Sims Capital Management and David Sims owns the remaining 50% of the equity of Sims Capital Management.

Dollar range of equity securities of the Fund. beneficially owned as of December 31, 2024, by Luke Sims is in excess of $1 million and by David Sims is in excess of $1 million.

ITEM 9.

PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the

“Exchange Act”) of shares of registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

There were no share repurchases during 2024.

ITEM 10.

SUBMISSION OF MATTER TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after registrant last provided disclosure in response to Item 407(c)(2) in registrant’s 2023 proxy statement.

ITEM 11.

CONTROLS AND PROCEDURES.

(i) As of February 20, 2025, an evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) was performed under the supervision and with the participation of the registrant’s President and Chief Executive Officer (the principal executive officer) and the Chief Financial Officer (the principal financial officer). Based on that evaluation, the registrant’s President and Chief Executive Officer and Chief Financial Officer concluded that the registrant’s controls and procedures are effectively designed to ensure that information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time periods required by the Commission’s rules and forms, and that information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, or persons performing similar functions as appropriate, to allow timely decisions regarding required disclosure.

(ii) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.

DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund neither lent any securities this year nor received any income related to securities lending.

ITEM 13.

EXHIBITS

(A)(1).

Attached hereto as Exhibit 99a1.

(A)(2).

Separate certification of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Act.--- attached hereto as Exhibit 99a2.

(B)

Certification pursuant to Rule 30a-2(b) and 18 U.S.C. Section 1350, --- attached as Exhibit 99b.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eagle Capital Growth Fund, Inc.

By:	/s/ Luke E. Sims, President
Date:	3/6/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David C. Sims, Vice-President, Chief Financial Officer, Chief Compliance Officer, and Secretary
Date:	3/6/2025